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                                                                   EXHIBIT 4.2.4


                          SECOND SUPPLEMENTAL INDENTURE


         This Second Supplemental Indenture (this "Agreement") is entered into as of August 1, 2000, by and among (i) FelCor Lodging Limited Partnership, a Delaware limited partnership ("FelCor LP"), (ii) FelCor Lodging Trust Incorporated, a Maryland corporation ("FelCor"), (iii) FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, FelCor/LAX Hotels, L.L.C., a Delaware limited liability company, FelCor/CSS Holdings, L.P., a Delaware limited partnership, FelCor/St. Paul Holdings, L.P., a Delaware limited partnership, FelCor/LAX Holdings, L.P., a Delaware limited partnership, FelCor Eight Hotels, L.L.C., a Delaware limited liability company, FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company, FelCor Nevada Holdings, L.L.C., a Nevada limited liability company, FHAC Nevada Holdings, L.L.C., a Nevada limited liability company, and FHAC Texas Holdings, L.P., a Texas limited partnership, (collectively, the "Subsidiary Guarantors"), (iv) FelCor Country Villa Hotel, L.L.C., a Delaware limited liability company, FelCor Moline Hotel, L.L.C., a Delaware limited liability company, FelCor Omaha Hotel Company, L.L.C., a Delaware limited liability company and FelCor Canada Co., a Nova Scotia unlimited liability company (collectively, the "New Guarantors"), and (v) SunTrust Bank, as Trustee ("Trustee").

         WHEREAS, FelCor LP, as Issuer, FelCor and the Subsidiary Guarantors, as Guarantors, and Trustee, as Trustee, entered into that certain Indenture dated as of October 1, 1997, as previously amended by that certain First Amendment to Indenture dated as of February 5, 1998, that certain Second Amendment to Indenture and First Supplemental Indenture dated December 30, 1998 and that certain Third Amendment to Indenture dated March 30, 1999 (collectively, the "Indenture"); and

         WHEREAS, pursuant to Section 4.07 of the Indenture, the New Guarantors are required to execute and deliver a supplemental indenture to the Indenture providing for a Subsidiary Guaranty (as defined in the Indenture) by such New Guarantor;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Each of the New Guarantors hereby executes this Agreement as a supplemental indenture to the Indenture for the purpose of providing a guarantee of the Notes, as that term is defined in the Indenture, and of certain of FelCor LP's obligations under the Indenture as set forth therein and agrees to assume and be subject to all of the terms, conditions, waivers and covenants applicable to a Subsidiary Guarantor under the Indenture, including without limitation, those set forth in Article 11 thereof. Upon its execution hereof, each of the New Guarantors hereby acknowledges that it shall be a Subsidiary Guarantor for all purposes as defined and as set forth in the Indenture, effective as of the date hereof. Further, each New Guarantor hereby waives and shall not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement,


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indemnity, or subrogation or any other rights against FelCor LP, FelCor or any other Restricted Subsidiary as a result of any payment by such New Guarantor under its Subsidiary Guaranty.

         2. The parties hereto hereby confirm and acknowledge that the Indenture shall continue in full force and effect according to its original terms, except as expressly supplemented hereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                 FELCOR LODGING LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                                 By: FelCor Lodging Trust Incorporated, a
                                     Maryland corporation, its general partner


                                     By: /s/ LAWRENCE D. ROBINSON
                                        ---------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President


                                 FELCOR LODGING TRUST INCORPORATED,
                                 a Maryland corporation


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR/CSS HOTELS, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President






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                                 FELCOR/LAX HOTELS, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR/CSS HOLDINGS, L.P.,
                                 a Delaware limited partnership

                                 By: FelCor/CSS Hotels, L.L.C., a Delaware
                                     limited liability company, its general
                                     partner

                                     By: /s/ LAWRENCE D. ROBINSON
                                        ---------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President


                                 FELCOR/ST. PAUL HOLDINGS, L.P.,
                                 a Delaware limited partnership

                                 By: FelCor/CSS Hotels, L.L.C., a Delaware
                                     limited liability company, its general
                                     partner


                                     By: /s/ LAWRENCE D. ROBINSON
                                        ---------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President


                                 FELCOR/LAX HOLDINGS, L.P.,
                                 a Delaware limited partnership

                                 By: FelCor/LAX Hotels, L.L.C., a Delaware
                                     limited liability company, its general
                                     partner


                                     By: /s/ LAWRENCE D. ROBINSON
                                        ---------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President





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                                 FELCOR EIGHT HOTELS, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR HOTEL ASSET COMPANY, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR NEVADA HOLDINGS, L.L.C.,
                                 a Nevada limited liability company

                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FHAC NEVADA HOLDINGS, L.L.C.,
                                 a Nevada limited liability company

                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FHAC TEXAS HOLDINGS, L.P.,
                                 a Texas limited partnership

                                 By: FelCor Hotel Asset Company, L.L.C.,
                                     a Delaware limited liability company,
                                     its general partner


                                     By: /s/ LAWRENCE D. ROBINSON
                                        ---------------------------------------
                                        Lawrence D. Robinson,
                                        Senior Vice President




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                                 FELCOR COUNTRY VILLA HOTEL, L.L.C.
                                 a Delaware limited liability company


                                 By:  /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR MOLINE HOTEL, L.L.C.,
                                 a Delaware limited liability company


                                 By:  /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR OMAHA HOTEL COMPANY, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 FELCOR CANADA CO.,
                                 a Nova Scotia unlimited liability company


                                 By: /s/ LAWRENCE D. ROBINSON
                                    -------------------------------------------
                                    Lawrence D. Robinson, Senior Vice President


                                 SUNTRUST BANK,
                                 as Trustee

                                 By: /s/ GEORGE T. HOGAN
                                    -------------------------------------------
                                 Name: George T. Hogan
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------

                                 By: /s/ B. A.  DONALDSON
                                    -------------------------------------------
                                 Name: B. A.  Donaldson
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------




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